EXHIBIT 31





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                          CERTIFICATION PURSUANT TO THE
                               SARBANES-OXLEY ACT

I, Dr. Ricardo Moro, the President and Chief Executive Officer of Whispering Oaks International, Inc., certify that:

1. I have reviewed this year-end report on Form 10-KSB of Whispering Oaks International, Inc.;

2. Based on my knowledge, this year end report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this year end report;

3. Based on my knowledge, the financial statements, and other financial information included in this year end report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this year end report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this year end report is being prepared;

   b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of the end of the period covered by this report (the "Evaluation Date"); and

   c) presented in this year-end report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

   a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

   b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this year-end report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 29, 2005                      /s/ Dr. Ricardo Moro
                                          ------------------------------------
                                          Dr. Ricardo Moro

                          CERTIFICATION PURSUANT TO THE
                               SARBANES-OXLEY ACT

I, Dr. Gerald Wittenberg, the Principal Financial Officer of Whispering Oaks International, Inc., certify that:

1. I have reviewed this year-end report on Form 10-KSB of Whispering Oaks International, Inc.;

2. Based on my knowledge, this year end report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this year end report;

3. Based on my knowledge, the financial statements, and other financial information included in this year end report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this year end report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

   a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this year end report is being prepared;

   b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of the end of the period covered by this report (the "Evaluation Date"); and

   c) presented in this year-end report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5. I have disclosed, based on my most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

   a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

   b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. I have indicated in this year-end report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  June 29, 2005                      /s/ Dr. Gerald Wittenberg
                                          ------------------------------------
                                          Dr. Gerald Wittenberg